Exhibit 10.2
[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MASTER SERVICE AGREEMENT
This Master Service Agreement (this “Agreement”) is entered into as of May 31, 2014 (the “Effective Date”) by and between zulily, inc., a Delaware corporation (“zulily”), and IntelliSource, LLC, a Colorado limited liability company (“Provider”). Each of zulily and Provider may be referred to in this Agreement individually as a “Party” and together as the “Parties”. The Parties hereby agree as follows:

1.    Services.

1.1
Scope. Provider will provide services (“Services”) to zulily at one or more fulfillment center facilities (a “Facility” and collectively the “Facilities”) located within Ohio in accordance with the terms and conditions of this Agreement as the Parties may agree and specify in one or more Statements of Work in the form attached as Exhibit A for permanently assigned personnel or in the form attached as Exhibit B for temporary labor used to handle peak volume or seasonal work (each, a “SOW”) executed by both Parties. Each SOW will contain a description and/or specifications of the Services to be performed and other terms and conditions as may be mutually agreed upon by the Parties. Each SOW will constitute a separate contract from any other SOW the Parties may execute. Provider will bill zulily separately for each SOW executed. During the term of this Agreement, if either: [*].

1.2
Management of Facilities. zulily shall own the management and operation of all Facilities. zulily agrees to provide Provider and its personnel with access to the Facilities, equipment and technology to permit Provider and its personnel to provide the Services. zulily agrees that Provider personnel will not be required, without Provider’s written consent which will not be unreasonably withheld, to: drive zulily vehicles; lift over fifty (50) pounds; handle chemicals; handle cash, credit card information or other valuables; operate unguarded machinery or perform any work above floor level, including elevated platforms, scaffolding, manlifts, ladders, etc. It is understood that Provider employees may be required to perform work on or at the mezzanine level.

1.3
Transition of Employees. Any employees hired by Provider to provide the Services (or those employees of Provider who are already providing Services to zulily under a previous agreement between the Parties) may be eligible for full-time employment with zulily, at zulily’s sole discretion and with Provider’s permission, which must be in writing and which will not be unreasonably withheld as long as (i) zulily is not in default under this Agreement or any SOW executed pursuant to this Agreement, (ii) the minimum headcounts and hour volumes identified in the SOW attached as Exhibit A hereto are met, (iii) the tenure requirements in this Section 1.3 are met, and (iv) such hiring is consistent with the provisions of Exhibit C attached hereto. Provider in its sole discretion may allow zulily to hire a Provider employee without meeting such conditions. Subject to zulily satisfying the foregoing conditions at the time of any hiring of Provider employees, zulily may begin to transition Provider’s employees to zulily effective June 1,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2014 and in accordance with Exhibit C. The number of Provider employees zulily may transition to zulily pursuant to Exhibit C shall be cumulative and in accordance with the “Total Staff Converted” line of Exhibit C. For clarity and by way of example only, if Exhibit C allows zulily to transfer [*] Provider employees to zulily in June 2014 and another [*] Provider employees in July 2014, if zulily doesn’t transition any Provider employees in June 2014, zulily may transfer [*] Provider employees to zulily in July 2014. In no case shall zulily transfer more than [*] employees within a calendar month. When transitioning Provider employees to zulily in accordance with Exhibit C, zulily will first attempt to hire Provider employees who have been employed with Provider at a Facility for at least [*]. To the extent zulily meets the other conditions set forth in this Section 1.3 at the time of any hiring of Provider employees and is not able to meet the hiring targets set forth in Exhibit C solely from Provider employees who have been employed with Provider at a Facility for at least [*], zulily may hire Provider employees of lesser tenure (with a goal to have such tenure be as close to [*] with Provider as reasonably possible but in no case less than [*] in order to meet the targets set forth in Exhibit C . Notwithstanding the foregoing but subject to zulily satisfying the other conditions set forth in this Section 1.3 at the time of any hiring of Provider employees, zulily may hire Provider employees who were not employed with Provider at a Facility prior to [*] so long as they have been employed by Provider at a Facility for at least [*] prior to the transition to zulily. The criteria for possible transition of Provider employees to zulily employees will be set in zulily’s sole discretion. zulily is under no obligation to hire any Provider employee. [*].

1.4
Provider Employees. Provider shall recruit, screen, interview, test, select, hire, orient and train the persons who shall provide the Services hereunder. Provider shall have sole responsibility to counsel, discipline, review, evaluate, and terminate its personnel providing the Services. Provider shall be solely responsible for its own labor relations with its employees and any trade union or labor organization representing its employees. Provider shall be solely responsible for collective bargaining, adjusting grievances and for any unfair labor practices it might be charged with by any trade unions and labor organizations representing its employees. Provider shall also be responsible for adjusting all disputes between itself and its employees. Provider shall be responsible for paying all wages, other compensation and benefits of its employees and zulily shall have no responsibility therefor. Provider will notify zulily immediately if Provider has knowledge of any actual or potential labor dispute which is delaying or could delay the timely performance of Services. If any dispute or work stoppage or strike should occur, Provider agrees to make commercially reasonable efforts to settle the matter. In the event of any work stoppage or strike by Provider employees that materially adversely impacts Provider’s ability to provide Services to zulily under any applicable SOW, zulily at its sole discretion may terminate the applicable SOW upon fourteen (14) days’ written notice to Provider unless Provider shall have resolved such work stoppage or strike or provided other reasonable assurances to zulily regarding performance of the Services. Except as otherwise set forth in Section 3.3, Provider assumes full responsibility for all contributions, taxes and assessments with respect to its employees under all applicable federal, state, and local laws (including withholding from wages of employees where

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

required). Provider further agrees that it will comply with all other applicable federal, state or local laws or regulations applicable to Provider as an employer regarding compensation, hours of work or other conditions of employment.

1.5
zulily Employees. Subject to Section 1.3, nothing herein shall limit zulily’s right to recruit, screen and hire directly its own employees in its sole discretion. zulily shall be responsible for supervising its workforce in accordance with all applicable legal obligations. zulily retains the option to utilize any Provider time clock and interface in its discretion so long as such use is permitted by Provider’s agreement with the time clock provider and zulily pays all license fees and costs associated therewith. zulily will install time clocks and timekeeping systems to support zulily employees as needed. Provider will maintain applicable data feeds sufficient to support productivity management as reasonably required by zulily to operate its Facilities. zulily shall be solely responsible for its own labor relations with its employees, including any former Provider employees effective as of their respective dates of hire by zulily (except to the extent any labor problems relate to the employee’s previous employment with Provider, which shall remain Provider’s sole responsibility).

1.6
Title to Products; Security. Any products purchased and owned by zulily which either pass through a Facility in which Services are being rendered as a cross-dock shipment to a delivery location, or are stocked at such Facility are defined as “zulily-Owned Products”. Provider shall not obtain any title to any zulily-Owned Products. zulily at its expense shall be responsible for all security of each Facility and for all costs associated with such Facility, including without limitation maintenance and upkeep, unless otherwise specified in this Agreement or a SOW.

1.7	Onsite Accommodations Provided by zulily. zulily at its expense shall provide to Provider at the Facilities:
A.    Office(s) with furniture for Provider’s employees;
B.    Phones, voicemail, fax line and internet connection for Provider’s employees; and
C.    Internet connection for timeclock.

2.	Provider Representations, Warranties and Covenants.

2.1
Representations and Warranties. Provider represents and warrants to zulily that: (a) it is duly organized and validly existing under the Laws (as defined below) of the jurisdiction of its incorporation or formation, and has full corporate or other power to enter into this Agreement and carry out the provisions hereof; (b) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder and under any SOW, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite action; (c) the execution, delivery and performance by it of this Agreement, and the consummation by it of the transactions contemplated hereby, does not and will not (i) violate any provision of its charter, bylaws or other organizational documents, (ii) conflict with, result in a breach of or constitute a default under any agreement or instrument to which it is a party or by which it is bound, or (iii) violate, result in a breach of or constitute a default under any judgment, injunction, decree, Law or other restriction

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

of any court or governmental authority to which it is subject; and (d) this Agreement is legally binding upon it, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, and similar Laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

2.2
Standards of Service. Subject to compliance by zulily with its obligations hereunder, Provider agrees that the Services will be performed to the commercially reasonable satisfaction of zulily. Without limiting the foregoing, Provider shall perform all Services in accordance with the performance criteria (“KPIs”) for the Services set forth in a SOW or as otherwise agreed by the Parties. zulily shall retain the right, with the prior written consent of Provider, to update or add to the list of KPIs. Any KPIs, including updated or additional KPIs, which materially impact the Services provided by Provider, shall constitute an Event of Change (as defined herein). Provider agrees to allow zulily a reasonable period of time after Services are performed to determine if the Services provided by Provider were performed in a satisfactory manner. Provider agrees to employ an adequate force of trained personnel who shall perform the Services substantially in accordance with any KPIs. To further assure that the Services will be performed to the commercially reasonable satisfaction of zulily, Provider agrees that the employees hired by Provider to perform the Services provided by Provider at a Facility pursuant to a SOW will be used by Provider solely at such Facility and will not be used by Provider at any other location or for any other customer without the prior written consent of zulily, which will not be unreasonably withheld. If zulily reasonably determines within a reasonable period of time after Services are performed that the Services provided by Provider personnel are not satisfactory, zulily shall so notify Provider. If necessary, Provider will provide corrective Services within a mutually agreed upon period of time. zulily may require Provider to replace the operations or account manager assigned to zulily, if zulily reasonably determines that a replacement will improve the quality of Services provided by Provider. The foregoing rights and remedies shall be zulily’s sole and exclusive remedies hereunder except for Provider’s indemnification obligations under Section 7. Other than as provided herein, Provider makes no other warranty of any kind with respect to the Services hereunder or otherwise. All other warranties, express or implied, are hereby disclaimed. Without limiting the foregoing, Provider shall have no liability for work product of Provider or its employees that is incorporated into zulily’s work product, processes or plans.

2.3
Additional Requirements. In the performance of the Services, (i) Provider will provide all equipment, software and supplies required to perform the Services, except as set forth in Section 1.7 or unless otherwise agreed; (ii) Provider and its personnel will comply, at Provider’s sole cost, with all applicable ordinances, codes, standards, laws, rules, regulations and orders (including those of any applicable stock exchange) (collectively, “Laws”), and will hold and fully comply with all required licenses, permits, certifications and approvals and (iii) Provider will ensure that all personnel are authorized to lawfully perform the Services pursuant to applicable immigration and work status Laws.

2.4
Designation of Manager. Provider will designate a manager in charge of the Services on a continuous basis with responsibility for providing adequate supervision or direction and having authority to take all action that may be required in performance of the Services.

2.5
Services on zulily Premises. Provider and any of its personnel will abide by all zulily’s rules, policies and procedures regarding such matters as safety, security, health, environmental and hazardous material management, misconduct, physical aggression,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

harassment and theft (collectively, the “zulily Policies”), provided that zulily has provided copies of such policies to Provider, and at zulily’s request will remove any personnel performing Services who behave in a manner that is inconsistent with any such zulily Policies.

2.6
Records. Provider will, in accordance with generally accepted accounting principles (as it applies to financial records) and otherwise in compliance with Law, maintain and keep complete and accurate records of all matters relating to the Services that enable Provider to demonstrate compliance with its obligations under this Agreement and any SOW, including compliance with applicable Laws, during the Term and for seven years thereafter (collectively, regardless of form, the “Records”). The Records maintained by Provider will include time sheets, billing records, invoices, payment applications, payments of consultants and receipts relating to reimbursable expenses. zulily (or its designated representatives) may, upon reasonable notice and during normal business hours, examine and make copies of all Records. In addition, subject to the terms of this Agreement, Provider will, as requested by zulily and at zulily’s expense, provide information regarding Provider and its operations that, in zulily’s determination, will assist zulily in its efforts to ensure compliance with various Laws, such as interaction with government officials and data security controls.

2.7
Audits. Without limiting any other rights set forth in this Agreement, zulily’s internal or external accountants and auditors may, at zulily’s expense, not more frequently than [*], audit Provider’s Records solely with respect to the matters set forth in this Agreement at any time during the Term and for [*] thereafter, upon reasonable notice and during normal business hours. If any such audit reveals that Provider has overcharged zulily, zulily will provide written evidence thereof to Provider and Provider will, unless it reasonably disputes the findings of such audit, promptly reimburse zulily for such overcharge. In the event that such overcharge is an amount equal to or greater than [*]% of the amount that should have been charged under the terms of this Agreement and the applicable SOW, then Provider will promptly reimburse zulily for all reasonable costs and expenses incurred in connection with such audit.

2.8	Required Insurance. In addition to any specific insurance requirements set forth in any SOW, Provider agrees to maintain the following insurance coverage:

(a)
Provider will maintain commercial general liability insurance, on an occurrence basis, covering all operations by or on behalf of Provider against bodily injury (including death) and property damage (including loss of use), including premises/operations, personal and advertising injury, products/completed operations, and contractual liability. This commercial general liability insurance will be in limits of liability of not less than $1,000,000 per occurrence, combined single limit for bodily injury and property damage, with a $2,000,000 general aggregate. zulily will be included as an additional insured under such policy.

(b)
Provider will maintain business automobile liability insurance, including coverage for all owned, hired and non-owned automobiles. The amount of automobile insurance will not be less than $1,000,000 combined single limit for each accident for bodily injury and property damage. zulily will be included as an additional insured under such policy.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)
Provider will maintain Workers’ Compensation insurance at all locations where Provider performs the Services. Further, Provider will obtain and maintain Employer’s Liability Insurance in an amount not less than $1,000,000.

(d)    a commercially reasonable Fidelity Bond.

(e)
Provider will maintain an umbrella insurance policy, on an occurrence basis, providing coverage in excess of commercial general liability, business automobile liability, and employer’s liability, in an amount not less than $3,000,000 per occurrence, combined single limit for bodily injury and property damage. zulily will be included as an additional insured under such policy.

zulily shall maintain at its expense commercially reasonable amounts of commercial general liability insurance for the Facilities provided hereunder and shall name Provider as an additional insured under such policy. zulily shall provide Provider with a certificate of insurance evidencing such insurance coverage. zulily will not cancel the policy without at least 30 days prior written notice to Provider.
2.9    Certificates of Insurance; Insurer Qualifications; Subcontractors.

(a)
Provider will provide zulily with certificates of insurance evidencing all of the insurance coverage required by this Agreement prior to commencing work hereunder. The certificates of insurance will provide that the policies will not be cancelled or non-renewed without at least 30 days prior written notice to zulily.

(b)
All policies required by this Section 2 will be written by insurance companies licensed to issue policies in the state(s) where Services are being performed and that have an A.M. Best rating of no less than A+ or otherwise acceptable to zulily.

(c)
Provider will obtain contractual obligations from, and will enforce those obligations against, any subcontractor that Provider utilizes to perform obligations under this Agreement, which obligations will require such subcontractor to obtain and maintain insurance coverage and limits of liability of the same type and the same amount as are required to be obtained and maintained by Provider hereunder, except that Provider may request zulily’s waiver of such requirement for certain smaller subcontractors, which waiver will not be unreasonably withheld. Provider will obtain, prior to the commencement of each subcontractor’s work, certificates of insurance evidencing such subcontractor’s compliance with the insurance requirements contained herein.

3.	Fees; Payment.

3.1
Fees for Service. zulily shall pay Provider for Services as provided in each SOW. Provider is entitled to no other compensation or reimbursement for the Services beyond the agreed fees set forth in the applicable SOW without the prior written approval of zulily. The Parties may, from time to time, amend an SOW in writing signed by a duly authorized representative of each Party. [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

3.2
Payment; Invoices. Unless otherwise indicated in a SOW, zulily will pay Provider in accordance with this Section 3.2. Each invoice will be in a form and content reasonably acceptable to zulily, and will contain sufficient information to allow zulily to determine the accuracy of the amounts billed. All invoices will be payable within the period set forth in this Section 3.2 or the applicable SOW; provided, however, that if zulily disputes the nature or basis of any changes contained in any invoice submitted by Provider, zulily will promptly provide written notice to Provider setting forth the reason for the dispute, which the Parties will resolve in accordance with Section 9.11. Payment of any disputed amount will be suspended until the Parties resolve such dispute. zulily may set off any amount Provider owes zulily against amounts payable under this Agreement. Provider shall submit to zulily a separate [*] invoice for the Services performed during the previous [*] billing period for each executed SOW. Invoices submitted hereunder shall be due and payable by zulily [*]. A [*] late fee will be charged for payments received after [*]. At its option on notice to Provider, zulily may pay Provider via wire transfer or standard ACH. In addition to its other rights and remedies hereunder, Provider reserves the right to remove all employees from their assignments at a Facility because of non-payment of undisputed invoices, aged over [*]. zulily agrees to pay reasonable costs, expenses and fees of collection, if zulily’s account is in default and placed with a collection agency or attorney for collection. In the event of termination of this Agreement, zulily shall pay Provider for all undisputed Services performed prior to date of termination.

3.3    Taxes.

(a)
Each Party will be responsible for and pay all taxes, duties or charges of any kind (including withholding, value added or gross receipts taxes) imposed by any federal, state, or local governmental entity for any payments made to it or received by it under this Agreement. zulily may deduct or withhold any taxes that zulily determines it is obligated to withhold from any amounts payable to Provider under this Agreement, and payment to Provider as reduced by such deductions or withholdings will constitute full payment and settlement to Provider of such amounts.

(b)
The Parties will make reasonable attempts to determine whether none, some or all of the Services provided under any SOW are subject to sales tax under applicable state or local statutes. zulily may issue certificates of exemption to Provider when it believes a tax exemption, exception or exclusion applies which must be accepted by Provider when they are issued in good faith. [*].

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]

4.	Term and Termination.

4.1
Term. Subject to Section 4.4, this Agreement will begin on the Effective Date and, unless earlier terminated as set forth herein, continues for a period of three (3) years, at which time it will automatically renew for one (1) year unless a Party provides written notice of its intent to terminate the Agreement at least thirty (30) days prior to expiration of any such term; provided that the Parties may mutually agree in writing to extend such term (such period, as it may be renewed or extended, the “Term”).

4.2    Termination. This Agreement, or any applicable SOW, will be terminated as follows:

(a)	by the mutual written agreement of the Parties;

(b)	upon written notice by either Party, at its sole option:

(i)	immediately upon delivery of written notice to the other Party, if the other Party has ceased to do business, dissolved or elected to dissolve; or

(ii)
immediately upon delivery of written notice to the other Party, if the other Party is unable to pay its debts when due, becomes insolvent, makes an assignment for the benefit of creditors, or proceedings in bankruptcy or reorganization or for an appointment of a receiver or trustee for or over the other Party’s property are instituted by or against such Party in any court having jurisdiction thereof, and such proceedings be not vacated, set aside or stayed within 60 days thereof, or if the other Party attempts to enter into an arrangement or assignment with or for the benefit of its creditors;

(c)    by either Party for any reason:

(i)	during the first year of the Agreement: one hundred and twenty (120) days after delivery of written notice; and

(ii)	after the first year of the Agreement: ninety (90) days after delivery of written notice.

(d)
either Party may terminate this Agreement for a material breach of this Agreement by giving not less than sixty (60) days written notice to the other party hereto; provided that Provider may terminate this Agreement or an applicable SOW immediately upon notice to zulily if any undisputed invoice aged over thirty (30) days remains unpaid. If zulily delivers notice to Provider of its intent to terminate under this provision, zulily shall include therein the reasons for such termination and Provider shall have thirty (30) days to rectify or modify

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

its performance, after which thirty (30) day period zulily shall revoke or affirm its termination.
4.3    Effect of Termination. Upon termination of this Agreement:

(a)
zulily will only be liable to pay undisputed amounts for Services performed in accordance with this Agreement and the applicable SOW prior to expiration or termination; provided further that if zulily terminates under Section 4.2(d), zulily will be entitled to deduct from any such payment any damages incurred by zulily as a result of the cause for such termination (which will not be construed as a limit on zulily’s ability to recover any damages in excess of such payment amount).

(b)	Each Party will return to the other Party all Materials and Confidential Information in whatever form in that is in such Party’s possession.

(c)
If requested by zulily in connection with a termination under Section 4.2(c) and subject to compliance by zulily with the terms of this Agreement, Provider will provide reasonable assistance to zulily (which shall not require the expenditures of monies by Provider) to enable and facilitate an orderly transition of the Services to zulily or another third party.

4.4	Survival of Certain Provisions. Notwithstanding anything to the contrary in this Section 4, Sections 2.8, 3, 4.4, 5, 6, 7 and 9 will survive any expiration or termination of this Agreement.

5.	Proprietary Rights.

5.1
Proprietary Information. All intellectual property and other data of any nature furnished or disclosed by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement or otherwise may be used by the Receiving Party only in connection with this Agreement and will remain the property of the Disclosing Party. The Disclosing Party will retain all rights, title and interest in and to such materials, including all software, source codes, modifications, updates and enhancements thereof or any other aspect of its systems, its name or any derivatives thereof, and any other trademarks and logos that are owned or controlled by the Disclosing Party.

5.2
Materials. The Receiving Party and its personnel will not access, use, copy, or distribute any Materials without the Disclosing Party’s express permission. If the Disclosing Party provides the Receiving Party with access to or copies of any Materials, then the Disclosing Party thereby grants the Receiving Party a non-exclusive, temporary, revocable license to use those Materials solely in connection with this Agreement. The Receiving Party will treat all Materials as Confidential Information. “Materials” means any materials or information that zulily owns or licenses from a third party, including concepts, works, inventions, information, drawings, designs, templates, interfaces, programs, or software (in source code and object code form), as well as any related documentation and instructions.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6.	Publicity; Confidentiality.

6.1
Publicity. Neither Party will use any trade name, trademark, service mark, logo, commercial symbol, or any other proprietary rights of the other Party or its affiliates (or any name, mark, logo, or commercial symbol confusingly similar thereto), in any manner (including any materials or in any form of publicity, marketing, promotion, advertisement, or press release), without such other Party’s prior written consent or as described in this Agreement. Neither Party will issue press releases or publicity relating to the other Party or this Agreement or reference such other Party or its affiliates in any brochures, advertisements, client lists or other promotional materials without such other Party’s prior written consent. Notwithstanding the foregoing, zulily may file this Agreement and any SOW as required by applicable law or stock exchange requirements.

6.2
General Confidentiality Obligations. The Confidential Information of a Disclosing Party which is disclosed to a Receiving Party will be held by the Receiving Party in strictest confidence at all times and will not be used by the Receiving Party (or its affiliates or their respective Representatives) for any purpose other than to fulfill its obligations set forth in this Agreement, unless previously authorized by the Disclosing Party in writing. The Confidential Information of the Disclosing Party will not be disclosed or divulged by the Receiving Party to any third party, except with the prior written permission of the Disclosing Party and on the condition that the party to whom the Confidential Information is disclosed agrees to be bound by these terms and conditions. The Receiving Party may disclose the Confidential Information only to those of its (or its affiliates’) employees, vendors, consultants, contractors or advisors who need to review or access the Confidential Information for the purposes authorized by the Disclosing Party but only after the Receiving Party has informed them of the confidential nature of the Confidential Information and such persons have agreed to treat the Confidential Information in accordance with the terms of this Agreement. The Disclosing Party retains all right, title and interest in and to its Confidential Information. In any event, the Receiving Party will be liable for any breach of this Section 6 by any third party (including its or its affiliates’ employees, vendors, consultants, contractors or advisors). Without limiting the foregoing, Provider shall not use any zulily Confidential Information in providing services for a Competitor (as defined below) or any other Provider customer. Should Provider provide any similar fulfillment staffing operations for a Competitor, zulily will be notified in writing. “Competitor” means any entity that is engaged in any business which is competitive with the business of zulily as of the date of this Agreement, which means [*].

6.3
Confidential Information. The term “Confidential Information” includes any confidential or proprietary information of either the Receiving or the Disclosing Party (whether oral, written, visual or fixed in any tangible medium of expression, including electronic or magnetic form), which (a) is identified by the relevant Party as being confidential or would be apparent to a reasonable person as constituting information of a confidential or proprietary nature, and (b) relates to either Party’s services, operations, systems, programs, data, unpublished research plans or results, protocols, methodologies, concepts, models, procedures, algorithms, methods, approaches, analyses, improvements, inventions, techniques, suppliers, employees, customers and prospective customers, customer lists and prospective customer lists, contact information for customers and prospective customers (e.g., names, titles, phone numbers, addresses, fax numbers, and email addresses), contractors, cost and pricing data, trade secrets, “know-how”, processes, plans, reports, designs, software, technology, IT infrastructure, workflows, and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any other information of or relating to either Party’s business. Confidential Information does not include information which (i) is or becomes generally available to the public without violation of this Agreement, (ii) was or becomes available to the Receiving Party from a source other than the Disclosing Party, provided the source is not bound by a confidentiality obligation to the Disclosing Party, or (iii) is developed by the Receiving Party independently of the Disclosing Party’s Confidential Information.

6.4
Compelled Disclosure. If the Receiving Party is requested or required by subpoena, civil investigative demand, any informal or formal investigation by any government or governmental agency or authority, Law, or other legal or governmental process, including oral questions, interrogatories, or requests for information or documents, to disclose any of the Confidential Information, the Receiving Party will notify the Disclosing Party promptly in writing so that the Disclosing Party may seek a protective order or other appropriate remedy or, in its sole discretion, waive compliance with the confidentiality obligations of this Agreement and authorize such disclosure. If no such protective order or other remedy is obtained, or the Disclosing Party waives compliance with the confidentiality obligations of this Agreement and authorizes such disclosure, the Receiving Party will furnish only that portion of the Confidential Information which it is advised by counsel is legally required and will exercise its reasonable efforts to obtain assurance that confidential treatment will be afforded to the Confidential Information.

6.5
Return of Confidential Information. Upon the earlier of (a) the expiration or termination of this Agreement or (b) the request of the Disclosing Party, the Receiving Party will return to the Disclosing Party all Confidential Information of the Disclosing Party in its possession in a manner mutually agreed upon by the Parties.

7.	Indemnification; Limitation of Liability.

7.1
Provider Indemnification Obligations. Provider will indemnify, defend, and hold zulily, its affiliates and their respective directors, managers, owners, officers, employees, agents, successors and assigns (collectively, the “zulily Indemnified Parties”) harmless from and against any liabilities, claims, losses, judgments, costs, damages, penalties, fees and expenses (including reasonable legal fees) (collectively, “Losses”) arising out of any currently existing or future claim, action, lawsuit or other proceeding (collectively, “Claims”) to the extent such Losses arise out of or relate to: (a) any claim by a Provider employee against zulily for any reason; (b) any breach or alleged breach by Provider under this Agreement; (c) the negligence, recklessness, willful misconduct, fraud or bad faith of Provider; and (d) injury to or death of any person or damage to any property caused by Provider’s performance or non-performance of its obligations under this Agreement; provided that Provider shall not indemnify or hold harmless zulily Indemnified Parties to the extent any such Losses are caused by the negligent or unlawful acts or omissions of zulily Indemnified Parties.

7.2
zulily Indemnification Obligations. zulily will indemnify, defend, and hold Provider, its affiliates and their respective directors, managers, owners, officers, employees, agents, successors and assigns (collectively, the “Provider Indemnified Parties”) harmless from and against any Losses arising out of any Claims to the extent such Losses arise out of or relate to: (a) any claim by a zulily employee (including any former Provider employee who

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

becomes a zulily employee; provided, however, to the extent such claim relates to the employee’s previous employment with Provider it shall remain the responsibility of Provider) against Provider for any reason; (b) any claim by a Provider employee or former Provider employee against Provider arising out of or related to zulily’s recruitment, hiring or non-hiring of such employee, including without limitation zulily’s recruitment or hiring practices or policies with respect thereto; (c) any breach or alleged breach by zulily under this Agreement; (d) the negligence, recklessness, willful misconduct, fraud or bad faith of zulily; and (e) injury to or death of any person or damage to any property caused by zulily’s performance or non-performance of its obligations under this Agreement; provided that zulily shall not indemnify or hold harmless Provider Indemnified Parties to the extent any such Losses are caused by willful misconduct or the negligent or unlawful acts or omissions of Provider Indemnified Parties.

7.3
Joint Liability. If Losses are the result of the joint or concurrent negligence of Provider Indemnified Parties and zulily Indemnified Parties, Losses shall be apportioned between the Parties based on the relative negligence of the Parties.

7.4
Indemnification Procedures. Any zulily Indemnified Party or Provider Indemnified Party (each an “Indemnified Party”) believing that it is entitled to indemnification under this Agreement will give prompt written notice to Provider or zulily (an “Indemnifying Party”) of the commencement of any Claim for which indemnification may be sought or, if earlier, upon the assertion of any such Claim (it being understood and agreed, however, that the failure of the Indemnified Party to give notice of a Claim as provided in this Section 7.4 will not relieve an Indemnifying Party of its indemnification obligation under this Agreement unless the Indemnifying Party is materially disadvantaged by such delay). Within 30 days after delivery of such notification, the Indemnifying Party will, upon written notice to the Indemnified Party, assume control of the defense of such Claim with counsel reasonably satisfactory to the Indemnified Party; provided that the Indemnifying Party has accepted its indemnity and defense obligations without reservation. If the Indemnifying Party has reserved any rights with respect to defense or indemnity, the Indemnified Party will control the defense. If the Indemnifying Party believes that a Claim presented to it for indemnification is one as to which the Indemnified Party is not entitled to indemnification under this Agreement, it will so notify the Indemnified Party on a prompt basis (but in no event later than 30 days after delivery of notification of the Claim). The Indemnified Party may participate in such defense at its own expense; provided that if the Indemnified Party reasonably concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such Claim, the Indemnifying Party will be responsible for the reasonable fees and expenses of independent counsel to the Indemnified Party. The Indemnifying Party will keep the Indemnified Party advised of the status of such Claim and the defense thereof and will consider recommendations made by the Indemnified Party with respect thereto. The Indemnified Party will not agree to any settlement of such Claim without the prior written consent of the Indemnifying Party. The Indemnifying Party will not agree to any settlement of such Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of any Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party or adversely affects the Indemnified Party without the prior written consent of the Indemnified Party.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

7.5
Limitation of Liabilities. EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY UNDER ANY CIRCUMSTANCES FOR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL (INCLUDING LOST OPPORTUNITIES OR PROFITS), OR PUNITIVE DAMAGES ARISING OUT OF ANY OF THE TERMS OR CONDITIONS OF THIS AGREEMENT OR WITH RESPECT TO ITS PERFORMANCE HEREUNDER. Notwithstanding the foregoing, the Parties will be liable for indirect, special, incidental, consequential (including lost opportunities or profits) and punitive damages to the extent arising out of (i) a breach of Section 5 or Section 6 of this Agreement, or (ii) such Party’s fraud or willful misconduct.

8.
Force Majeure. If performance of any obligation under this Agreement is prevented, restricted, or interfered with by causes beyond either Party’s reasonable control (“Force Majeure”), and if the Party unable to carry out its obligations gives the other Party prompt written notice of such event, then the obligations of the Party invoking this provision will be suspended to the extent necessary by such event. The term “Force Majeure” includes unavailability of a Facility or equipment or power for such Facility, acts of God, fire, explosion, vandalism, storm or other similar occurrence, orders or acts of military or civil authority, or by national emergencies, insurrections, riots, acts of terrorism or wars. The excused Party will use reasonable efforts under the circumstances to avoid or remove such causes of non-performance and will proceed to perform with reasonable speed whenever such causes are removed or ceased. An act or omission will be deemed within the reasonable control of a Party if committed, omitted, or caused by such Party, or its affiliates or their respective representatives. The Party affected by the other Party’s delay may elect to (a) suspend performance and extend the time for performance for the duration of the Force Majeure event, or (b) cancel all or any part of the unperformed part of this Agreement or applicable SOW.

9.	General Provisions.

9.1
Relationship of Parties. Provider will perform the Services as an independent contractor with exclusive control over its employees, representatives, agents, contractors and subcontractors of the manner and means of performing the Services in accordance with the requirements of this Agreement. No employee or agent engaged by Provider will be, or will be deemed to be, an employee or agent of zulily or its affiliates. Nothing contained herein is deemed to constitute the relationship of partners, of joint venture parties, or of principal and agent between the Parties. Neither Party has the right or authority to bind the other Party to any agreement, undertaking or obligation or to make any representation on behalf of the other Party or otherwise perform any act purporting to represent the other Party, and neither Party will hold itself out to the public as having the right or authority to do so.

9.2	[*]. Except as expressly provided in Section 1.3 of this Agreement or a SOW, during the term of this Agreement and for [*] following the date of termination of this Agreement [*].

9.3
Notices. Any notice or information required or permitted to be given under this Agreement will be deemed given when (a) delivered personally, (b) one business day after deposit with an overnight courier, or (c) five days after mailing when sent by

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

registered or certified mail, postage prepaid, return receipt requested, addressed to the address set forth below:
In the case of zulily:

zulily, inc.
2601 Elliott Ave.
Seattle, WA 98121
Attention: Bob Spieth, COO
cc: Legal

With a copy via email (which will not constitute notice) to: bspieth@zulily.com, drunnette@zulily.com

In the case of Provider:

IntelliSource, LLC
1899 Wynkoop Street, Ste. 900
Denver, CO 80202
Attention: Robyn Donahue

With a copy via email (which will not constitute notice) to: rdonahue@intellisource.com

Either Party may change its notice address by giving notice in accordance with this Section 9.3.

9.4
Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions of this Agreement will remain in full force and effect. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid and enforceable, then such provision will be deemed to be written, construed, and enforced as so limited.

9.5
Waivers. The waiver of any breach or violation of any term or provision of this Agreement will not constitute a waiver of any subsequent breach or violation of the same or any other term or provision. No waiver of any right or remedy hereunder will occur unless such waiver is in writing.

9.6
Entire Agreement; Amendment. This Agreement, together with any appendices, exhibits, schedules, annexes or other attachments hereto, and any SOW delivered pursuant hereto, represents the entire agreement between the Parties with respect to the subject matter hereof, and all prior agreements relating hereto, written or oral, are superseded hereby, except any indemnification obligations of Provider in favor of zulily existing as of the Effective Date shall survive and remain in effect. Neither this Agreement nor any appendix, exhibit, schedule, annex or other attachment hereto, nor any SOW, may be changed orally, but only by an agreement in writing signed by both Parties.

9.7	Conflicts Among Documents. If there is any conflict or inconsistency between this Agreement and any SOW, the terms of this Agreement will control (unless the SOW

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

expressly states that it is intended to modify the conflicting terms of this Agreement, in which case such modification will apply only with respect to that SOW). The terms of this Agreement and any SOWs will be controlling over any terms of any purchase order, sales acknowledgement, invoice or other such documents issued by either Party (unless otherwise agreed to in writing by both Parties).

9.8	No Third Party Beneficiaries. This Agreement will not be construed to confer any rights on any third party, except as otherwise expressly set forth in this Agreement.

9.9
Assignment and Subcontracting. Provider may not delegate or subcontract all or any portion of this Agreement without zulily’s prior written consent, which shall not be unreasonably withheld. This Agreement shall not be assigned by Provider without zulily’s prior written consent, which shall not be unreasonably withheld. zulily may not assign this Agreement without Provider’s prior written consent, which shall not be unreasonably withheld; provided, however, that zulily may assign this Agreement without Provider’s consent in cases of zulily’s merger or consolidation, sale of substantially all of its assets, or similar change in control event. This Agreement and the rights and obligations of either Party hereunder will be binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns.

9.10
Governing Law; Waiver of Jury Trial. This Agreement is governed by, and will be construed in accordance with, the Laws of the State of Washington, regardless of the conflict of laws principles thereof that would require the application of the Laws of another jurisdiction. The prevailing Party in any dispute between the Parties arising out of or relating to this Agreement will be entitled to recover its reasonable attorneys’ fees and costs incurred in connection with such dispute. THE PARTIES EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY.

9.11	Disputes. Any controversy or dispute arising out of or relating to either Party’s rights or obligations under this Agreement or an SOW (each, a “Dispute”) will be resolved as follows:

(a)
For the first 30 days following the identification of a Dispute, the Parties will in good faith attempt to resolve such Dispute. Such efforts will not require either Party to involve its senior management in discussions with the other Party (but either Party may elect to do so voluntarily).

(b)
If the Parties are unable to resolve the Dispute during such 30-day period, then for an additional 30 days thereafter, representatives of the senior management of each Party will in good faith attempt to resolve such Dispute.

(c)
If the Parties are unable to resolve the Dispute during such additional 30-day period, then either Party may elect that the Dispute be resolved by binding arbitration in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association. The Parties will select a mutually acceptable arbitrator knowledgeable about issues relating to the subject matter of this Agreement. If the Parties are unable to agree to such a selection, each Party will select an arbitrator and the two arbitrators in turn will select a third arbitrator, all three of whom will preside jointly over the matter. The arbitration will take place in Seattle, Washington.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The arbitrator(s) will not have the authority to modify any provision of this Agreement or to award punitive damages. The decision rendered by the arbitrator(s) will be final and binding on the Parties, and judgment may be entered in conformity with the decision in any court having competent jurisdiction. Any court proceedings for preliminary relief, or relief in aid of arbitration, will be brought in state or federal court in Seattle, Washington. All arbitration proceedings will be conducted on a confidential basis. Pending resolution of any Dispute, Provider will proceed diligently with its performance of any Services in accordance with this Agreement and any applicable SOW unless otherwise agreed to by zulily.

9.12
Injunctive and Other Equitable Relief. The Parties each acknowledge that breach or threatened breach of Sections 5 or 6, could cause irreparable harm, the amount of which may be extremely difficult to estimate, thus making any remedy at law or in damages inadequate. Therefore, each Party has the right to seek injunctive or other equitable relief for any such breach or threatened breach of this Agreement, without any obligation to post a bond or other security.

9.13
Construction. The Parties have participated jointly in the negotiation of this Agreement, and each has had the advice of legal counsel to review, comment upon and draft this Agreement. Accordingly, the Parties agree that no rule of construction will apply against or in favor of any Party, and any uncertainty or ambiguity will not be interpreted against any one Party in favor of the other Party. For purposes of this Agreement, the terms “include,” “includes,” and “including” will be deemed to be followed by the words “without limitation.”

9.14
Further Assurances. Each Party will execute, acknowledge and deliver such further instruments, and do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

9.15
Counterparts; Signatures. This Agreement may be executed in two or more counterparts, each of which will be an original, and all of which together will constitute one and the same instrument. This Agreement may be executed by facsimile or electronically scanned signatures and such signatures will be deemed to bind each Party as if they were original signatures.

9.16	Remedies. All remedies and rights contained in this Agreement will be cumulative and none of them will be in limitation of any other remedy or right of either Party at law or in equity.

9.17	Headings. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement.
[Signature page follows.]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

ZULILY, INC.

By: /s/ Darrell Cavens
Name:    Darrell Cavens
Title:CEO

PROVIDER:

IntelliSource, LLC

By: /s/ Robyn Donahue
Name:    Robyn Donahue
Title:    CEO

[Signature Page to Master Service Agreement]

EXHIBIT A

STATEMENT OF WORK
NUMBER [____]

This Statement of Work (this “SOW”) is entered into as of MAY 31, 2014 (“SOW Effective Date”) and made a part of the Master Service Agreement (the “Agreement”) between zulily, inc., a Delaware corporation (“zulily”), and IntelliSource, LLC, a Colorado limited liability company (“Provider”). Each of zulily and Provider may be referred to in this SOW individually as a “Party” and together as the “Parties”. All capitalized terms not defined in this SOW have the respective meanings set forth in the Agreement.
Each Party acknowledges and agrees that (a) it has received and read a copy of the Agreement, (b) the Agreement governs this SOW, and (c) to the extent that the terms of this SOW conflict with any of the terms of the Agreement, the terms of the Agreement will control (unless this SOW expressly states that it is intended to modify the conflicting terms of the Agreement, in which case such modification will apply only with respect to this SOW).

1.	Scope and Location of Services.

A.	Services.
Provider will provide the following Services at the Facility identified below during the term of the Agreement (references to “Services” in this SOW refer to the Services to be provided under this SOW):
Provider will provide, supply and assign personnel comprising a workforce at the Facility [*]. The Parties understand, acknowledge and accept that conditions or events subsequent (e.g., injury, illness, rules violation, change of employer) may cause a change to the composition of the permanently assigned personnel, but that any such change will be followed by a new associate being permanently assigned to fill a position and contribute to the workforce of a minimum of [*] associates. Neither the workforce of a minimum of [*] associates cumulatively nor any of the personnel assigned individually constitute contingent or temporary labor to handle peak volume or seasonal work.
Provider will serve as a primary point of entry for employees for zulily Facilities. Provider responsibilities under this SOW include recruiting, screening, onboarding and hiring processes, site management, benefits and PTO plans, retention strategies, site specific reporting, the maintenance of software data feeds (for IS workforce), the screening, management and billing of subcontractors when applicable, and ongoing access to Provider MARS and implementations teams as business needs dictate. Provider will partner with zulily on the execution and maintenance of onboarding, training, safety, productivity and quality programs and other strategic initiatives as appropriate for the Facility.
Under separate SOW, Provider may also supply any contingent (temporary) workforce needed to handle peaks in volume.
Provider will maintain adequate leadership in order to provide HR, legal, timekeeping support and supervision/counseling.
zulily may choose to provide feedback and direction to Provider employees regarding performance related tasks, metrics and standards. Provider will maintain responsibility for all

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

HR activities including performance management, employee compensation and a progressive discipline process and associated tasks.
[*].

B.	Location(s) Where Services Will be Provided.
At zulily Facility: 3051 Creekside Parkway, Lockbourne, OH 43137.

2.	Personnel.

A.
Background Checks. Provider will pre-screen all Services personnel by conducting background checks. The background checks will include: (i) inquiry regarding past criminal convictions (covering all localities in which the candidate has lived or worked in the past seven years) and will be based on candidate social security numbers (or international equivalent); (ii) verification that the Services personnel are under no contractual or other restrictions that would prohibit or impair the ability of such personnel to perform the Services for zulily; and (iii) verification that performance of the Services by the personnel will not violate any federal or state law, statute or regulation of the jurisdiction in which such Services personnel may be providing the Services. Provider will obtain and maintain written results of all criminal background checks. Provider agrees that Services personnel who will have access to zulily Facilities will be thoroughly screened for convictions; individuals with theft and violence felony convictions may be excluded from providing Services, regardless of when the conviction occurred. In assessing any other potential Services personnel with a conviction, Provider will assess: (a) the nature and gravity of the offense or conduct, including the harm caused, the specific elements of the crime, and whether it was a felony or misdemeanor; (b) the time that has passed since the offense or conduct and/or completion of the sentence; and (c) the nature of the job held or sought.

B.	Drug Testing. Provider agrees to require all Services personnel or agent of Provider to submit to pre-employment, post-accident and reasonable cause drug and/or alcohol testing.

C.
Costs of Background Checks and Drug Testing. zulily agrees that the costs of any background checks and drug testing required by zulily which is not routinely performed by Provider as a part of its regular procedures (drug testing, credit checks, and criminal background checks are examples of non-routine screening) shall be paid or reimbursed by zulily. If any Services personnel are placed at the Facility before performance of background checks and/or drug testing required by zulily, zulily shall not be liable for any fees under Section 3 hereof for any such employees subsequently terminated due to a failed background check and/or drug test unless mutually agreed to by the Parties in advance.

D.
Nondisclosure Agreement.     Provider will cause each individual that provides Services to zulily pursuant to this SOW and that has access to zulily’s confidential information to execute a Nondisclosure Agreement in a form reasonably acceptable to zulily and will deliver each such validly executed individual Nondisclosure Agreement to zulily prior to, and as a condition precedent to such person having access to such confidential information.

E.
Disability Accommodation. Provider will handle all disability accommodation requests for its employees. zulily will cooperate with Provider’s efforts to make reasonable accommodations for Provider employees who have disabilities that can be reasonably accommodated without undue hardship on zulily, provided that Provider bears all costs of any such accommodations.

3.	Fees and Payment.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

A.	Provider Rates. The bill rate for DC/Fulfillment positions in 3051 Creekside Parkway, Lockbourne, OH 43137, will be calculated as follows:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SERVICES AND RATES
Fees: The fees for Services in Lockbourne, Ohio will be [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[*]
B.    Invoices; Payment.
Provider shall submit to zulily a [*] invoice for Services performed during the previous [*] billing period. Invoices submitted hereunder shall be due and payable by zulily [*]. A [*] late fee will be charged for payments received after [*]. For added convenience, zulily may pay via wire transfer or standard ACH.
C.    Sole Compensation.
The payments set forth in this Section 3 represent the sole compensation to be paid by zulily for the Services.
4.    Amendments.
This SOW, including the scope of the Services to be provided hereunder, may not be changed orally, but only by an agreement in writing signed by both Parties and in the case of zulily, is binding only if signed by a Vice President or above of zulily.

[Signature page follows.]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this SOW as of the SOW Effective Date.

ZULILY, INC.

By: /s/ Darrell Cavens
Name:Darrell Cavens
Title:CEO

PROVIDER:

IntelliSource, LLC

By:/s/ Robyn Donahue
Name:    Robyn Donahue
Title:    CEO

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B

STATEMENT OF WORK
NUMBER [____]

This Statement of Work (this “SOW”) is entered into as of MAY 31, 2014 (“SOW Effective Date”) and made a part of the Master Service Agreement (the “Agreement”) between zulily, inc., a Delaware corporation (“zulily”), and IntelliSource, LLC, a Colorado limited liability company (“Provider”). Each of zulily and Provider may be referred to in this SOW individually as a “Party” and together as the “Parties”. All capitalized terms not defined in this SOW have the respective meanings set forth in the Agreement.
Each Party acknowledges and agrees that (a) it has received and read a copy of the Agreement, (b) the Agreement governs this SOW, and (c) to the extent that the terms of this SOW conflict with any of the terms of the Agreement, the terms of the Agreement will control (unless this SOW expressly states that it is intended to modify the conflicting terms of the Agreement, in which case such modification will apply only with respect to this SOW).

1.	Scope and Location of Services.

A.	Services.
Provider will provide the following Services at the Facility identified below during the term of the Agreement (references to “Services” in this SOW refer to the Services to be provided under this SOW):
Provider will supply any contingent (temporary) workforce needed to handle peaks in volume.
Provider will serve as a primary point of entry for employees for zulily Facilities. Provider responsibilities under this SOW include recruiting, screening, onboarding and hiring processes, site management, retention strategies, site specific reporting, the maintenance of software data feeds (for IS workforce), the screening, management and billing of subcontractors when applicable, and ongoing access to Provider MARS and implementations teams as business needs dictate. Provider will partner with zulily on the execution and maintenance of onboarding, training, safety, productivity and quality programs and other strategic initiatives as appropriate for the Facility.
Provider will maintain adequate leadership in order to provide HR, legal, timekeeping support and supervision/counseling.
zulily may choose to provide feedback and direction to Provider employees regarding performance related tasks, metrics and standards. Provider will maintain responsibility for all HR activities including performance management, employee compensation and a progressive discipline process and associated tasks.
[*].

B.	Location(s) Where Services Will be Provided.
At zulily Facility: 3051 Creekside Parkway, Lockbourne, OH 43137.

2.	Personnel.

A.	Background Checks.
Provider will pre-screen all Services personnel by conducting background checks. The background checks will include: (i) inquiry regarding past criminal convictions (covering all

B-1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

localities in which the candidate has lived or worked in the past seven years) and will be based on candidate social security numbers (or international equivalent); (ii) verification that the Services personnel are under no contractual or other restrictions that would prohibit or impair the ability of such personnel to perform the Services for zulily; and (iii) verification that performance of the Services by the personnel will not violate any federal or state law, statute or regulation of the jurisdiction in which such Services personnel may be providing the Services. Provider will obtain and maintain written results of all criminal background checks. Provider agrees that Services personnel who will have access to zulily Facilities will be thoroughly screened for convictions; individuals with theft and violence felony convictions may be excluded from providing Services, regardless of when the conviction occurred. In assessing any other potential Services personnel with a conviction, Provider will assess: (a) the nature and gravity of the offense or conduct, including the harm caused, the specific elements of the crime, and whether it was a felony or misdemeanor; (b) the time that has passed since the offense or conduct and/or completion of the sentence; and (c) the nature of the job held or sought.

B.	Drug Testing.
Provider agrees to require all Services personnel or agent of Provider to submit to pre-employment, post-accident and reasonable cause drug and/or alcohol testing.

C.	Costs of Background Checks and Drug Testing.
zulily agrees that the costs of any background checks and drug testing required by zulily which is not routinely performed by Provider as a part of its regular procedures (drug testing, credit checks, and criminal background checks are examples of non-routine screening) shall be paid or reimbursed by zulily. If any Services personnel are placed at the Facility before performance of background checks and/or drug testing required by zulily, zulily shall not be liable for any fees under Section 3 hereof for any such employees subsequently terminated due to a failed background check and/or drug test unless mutually agreed to by the Parties in advance.

D.	Nondisclosure Agreement.
Provider will cause each individual that provides Services to zulily pursuant to this SOW and that has access to zulily’s confidential information to execute a Nondisclosure Agreement in a form reasonably acceptable to zulily and will deliver each such validly executed individual Nondisclosure Agreement to zulily prior to, and as a condition precedent to such person having access to such confidential information.

E.	Disability Accommodation.
Provider will handle all disability accommodation requests for its employees. zulily will cooperate with Provider’s efforts to make reasonable accommodations for Provider employees who have disabilities that can be reasonably accommodated without undue hardship on zulily, provided that Provider bears all costs of any such accommodations.

B-1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.	Fees and Payment.

A.	Provider Rates.
The bill rate for DC/Fulfillment positions in 3051 Creekside Parkway, Lockbourne, OH 43137 will be calculated as follows:
[*]
B.    Invoices; Payment.
Provider shall submit to zulily a [*] invoice for Services performed during the previous [*] billing period. Invoices submitted hereunder shall be due and payable by zulily [*]. A [*] late fee will be charged for payments received after [*]. For added convenience, zulily may pay via wire transfer or standard ACH.
C.    Sole Compensation.
The payments set forth in this Section 3 represent the sole compensation to be paid by zulily for the Services.
4.    Amendments.
This SOW, including the scope of the Services to be provided hereunder, may not be changed orally, but only by an agreement in writing signed by both Parties and in the case of zulily, is binding only if signed by a Vice President or above of zulily.

[Signature page follows.]

B-1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, the Parties have executed this SOW as of the SOW Effective Date.

ZULILY, INC.

By: /s/ Darrell Cavens
Name:    Darrell Cavens
Title:CEO

PROVIDER:

IntelliSource, LLC

By: /s/ Robyn Donahue
Name:    Robyn Donahue
Title:    CEO

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT C

[*]